EXHIBIT 10.4

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 0003 Date: August 16, 2005

WARRANT TO PURCHASE COMMON STOCK

OF

VIASPACE INC.

This certifies that, for value received, SYNTHETIC/A/ (AMERICA) LTD. or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from VIASPACE INC., a Nevada corporation (the “Company”), in whole or in part, Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”). The number, character and Exercise Price of such Warrant Shares are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued pursuant to that certain Consulting, Confidentiality and Proprietary Rights Agreement, dated as of August 16, 2005 (the “Consulting Agreement”), between the Company and the initial holder of this Warrant. The holder of this Warrant is subject to certain restrictions, and entitled to certain rights, as set forth in the Consulting Agreement. The Consulting Agreement is incorporated herein by reference as though fully set forth herein.

1. Shares Subject to Warrant. Subject to the terms and conditions set forth herein this Warrant shall be exercisable, in whole or in part, at the election of the Holder of this Warrant, to purchase Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares of Common Stock.

2.

Piggyback Registration Rights.

(a) Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Shares (a “Piggyback Registration”), the Company shall use reasonable commercial efforts to give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Sections 2(b) and 2(c) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; third, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and fourth, the Warrant Shares requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company shall use reasonable commercial efforts to include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; second, the securities that any shareholder of Company held prior to the Effective Date proposes to sell; and third, the Warrant Shares requested to be included therein by the Holder.

(d) Other Registrations. If the Company has previously filed a registration statement with respect to Warrant Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall use reasonable commercial efforts to not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(e) Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Warrant Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

3. Exercise Price. The exercise price under this Warrant (the “Exercise Price”) shall be $4.00 per share.

4. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable for, in part or in whole, during the term (the “Exercise Period”) ending at 5:00 p.m., Pacific standard time, on the earliest of the following: (a) the date of termination of the Consulting Agreement by the Company based on a failure of Holder to materially perform or comply with the Consulting Agreement or any material provision thereto; (b) the closing of a merger or consolidation of the Company pursuant to which the stockholders of the Company hold less than 50% of the voting securities of the surviving or acquiring entity, or a sale of all or substantially all of the assets of the Company or any successor corporation; (c) August 16, 2007, provided that the Company Common Stock has not become publicly traded on the Nasdaq on or prior to such time; or (d) August 16, 2009. The Warrant shall be void and have no effect after the termination of the Exercise Period.

5. Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, certified or bank cashier’s check, cancellation of indebtedness, or by any combination of the foregoing, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 5(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Notice of Exercise marked to reflect “Net Issue Exercise” and specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day (as defined below) during the Exercise Period. The Company agrees that such shares of Common Stock shall be deemed to be issued to the Holder as the record holder of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

X = Y (A-B) A

Where X = the number of shares of Common Stock to be issued to Holder under this Section 5(b);

Y = the number of shares of Common Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

A = the fair market value of one share of the Common Stock at the date of such calculation;

B = the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Common Stock, the fair market value per share of Common Stock shall be the per share offering price to the public of the Company’s initial public offering.

(d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8. Rights of Stockholders. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

9. Non-Transferability and Non-Negotiability of Warrant. This Warrant and the rights and privileges granted hereby shall not be transferred or assigned except to any of Maurizio Vecchione, Barry Hall and Bruce Goldstein and their respective affiliates. Upon any attempt to transfer this Warrant or any right or privilege granted hereby, this Warrant and said rights and privileges shall immediately become null and void.

10. Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii) This Warrant shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE RIGHTS AND PRIVILEGES GRANTED HEREBY SHALL NOT BE TRANSFERRED OR ASSIGNED. UPON ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY RIGHT OR PRIVILEGE GRANTED HEREBY, THIS WARRANT AND SAID RIGHTS AND PRIVILEGES SHALL IMMEDIATELY BECOME NULL AND VOID.

(iii) This Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

(iv) The Company agrees to remove promptly, upon the request of the holder of the Warrant Shares issuable upon exercise of the Warrant, the legend set forth in Section 10(b)(iii) above from the documents/certificates for such securities upon full compliance with this Warrant and Rule 144.

11. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation, as amended from time to time, to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

12. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company, upon request of Holder, shall issue a certificate signed by an executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation;

(iii) of any voluntary dissolution, liquidation or winding-up of the Company; or

(iv) of any redemption or conversion of all outstanding Common Stock.

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

(c) All such notices, advices and communications shall be delivered to the address of the Holder on record with the Company and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

13. Amendments. Subject to Section 14(d) below, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

14. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 14.

(b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion thereof remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock that such holder would hold on the date of such exercise had it been the holder of record of that number of shares of Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 14.

(d) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15. Miscellaneous.

(a) This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party shall be entitled to collect the cost of attorneys’ fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Warrant shall be exercisable as provided for herein, except that if the expiration date of this Warrant shall fall on a day other than a Business Day, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the next following Business Day. For purposes of this Warrant, “Business Day” shall mean any day other than a Saturday, Sunday or United States federally recognized holiday.

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IN WITNESS WHEREOF, VIASPACE INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

COMPANY:
VIASPACE INC. By:	/s/ CARL KUKKONEN

Name: Carl Kukkonen

Title: CEO

NOTICE OF EXERCISE

To: VIASPACE INC.

(1) The undersigned hereby:

elects to purchase      shares of Common Stock of VIASPACE INC. pursuant to Section 1 and the other applicable terms of the attached Warrant.

(2)	The undersigned hereby:

elects to purchase such securities by tender herewith of payment of the purchase for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to such securities pursuant to the terms of such Warrant.

(3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and the shares of Common Stock to be issued upon exercise of this Warrant are being acquired solely for the undersigned’s own account and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of the shares of Common Stock to be issued upon exercise of this Warrant except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(4) Please issue a certificate or certificates representing said securities in the name of the undersigned:

(Name)

(5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

(Name)

(Date)	(Signature of Registered Holder)
(Name of Registered Holder)